                                                                     EXHIBIT B



                        THE DUN & BRADSTREET CORPORATION
               LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1996


                                                                                            State or Other         % Ownership
                  Name                                                                      Jurisdiction of         100% Except
                                                                                            Incorporation            as Noted
-----------------------------------------------------------------------------------------------------------------------------------


A. C. NIELSEN COMPANY                                                                         Delaware
         A. C. Nielsen (Argentina) S.A.                                                       Delaware
                  Control Publicitario S.A.                                                   Argentina
                  IPSA S.A.                                                                   Argentina                   80.25
                  IPSA Nielsen Argentina S.A.                                                 Argentina
         Dun & Bradstreet Information Services Ges.mbH                                        Austria
                  CMIS Coordinierte Management Informations Systeme Ges.mbH                   Austria
                  ANR Piackutato Kft.                                                         Hungary
         A. C. Nielsen Company (Belgium) S.A.                                                 Belgium
                  The Dun & Bradstreet Corporation & Co. SNC                                  Belgium
         Palmetto Assurance Ltd.                                                              Bermuda
         Dun & Bradstreet Canada Holding, Ltd.                                                Canada
                  The D&B Companies of Canada Ltd.                                            Canada
                           Dun & Bradstreet Finance Inc.                                      Canada
                           Nielsen Korea Limited                                              Korea
                           Dun & Bradstreet Software Services Canada L.P.                     Delaware
         A. C. Nielsen Chile Limitada                                                         Chile
                  A. C. Nielsen Chile S.A.                                                    Chile                       51.0
         A. C. Nielsen de Colombia S.A.                                                       Colombia                    94.0
                  Nielsen del Ecuador S.A.                                                    Ecuador
         ANR Amer Nielsen Research Limited                                                    Cyprus                      51.0
         Teollisuuden Tielopalvelu Industrial Intelligence Ltd. Oy                            Finland
                  A. C. Nielsen Finland Oy                                                    Finland
                           Finnpanel Oy                                                       Finland                     50.0
         A. C. Nielsen S.A.                                                                   France
                  D&B Finance France                                                          France
                  Dun & Bradstreet-France, S.A.                                               France
                           S&W S.A.                                                           France
                                    S&W S.A.                                                  Belgium
                  Dun & Bradstreet Shared Services SARL                                       France
                  Dun & Bradstreet Software Services (France) S.A.                            France
                  ERIM S.A.                                                                   France
                  Moody's France S.A.                                                         France
                  Panel de Gestion S.A.R.L.                                                   France
         Amer-Nielsen Research Hellas S.A.                                                    Greece                      80.0
         A. C. Nielsen of Ireland Limited                                                     Ireland
         D & B Group Limited                                                                  Ireland
         D&B Marketing Information Services S.p.A                                             Italy
                  C.R.A. S.r.l.                                                               Italy                       60.0
                           Telepanel S.A.                                                     Italy
                  SITA, Societa per gli Indici Tessile e Abbigliamento-S.r.l.                 Italy                       60.0
                  Ciser S.r.l.                                                                Italy
                  Management Tools S.r.l.                                                     Italy                       60.0
                  Dun & Bradstreet Holding (Belgium) S.A.                                     Belgium


                                       B-1






A. C. NIELSEN COMPANY  (Continued)
         Nielsen Japan K.K.                                                                    Japan
         A. C. Nielsen Company de Mexico, S.A. de C.V.                                         Mexico
                  Inmobiliaria Zeta, S.A. de C.V.                                              Mexico
         A. C. Nielsen (N.Z.) Limited                                                          New Zealand
                  AGB McNair Holdings Limited                                                  New Zealand
                           AGB Research NZ Ltd.                                                New Zealand
                                    Hunter AGB Ltd.                                            New Zealand
                                    Media Research Services Ltd.                               New Zealand                 75.0
                                    OTR Research Limited                                       New Zealand
                                    Spectrum Research Ltd.                                     New Zealand
                  Market Research (NZ) Ltd.                                                    New Zealand
         Nielsen Norge as                                                                      Norway                      98.9
         A/S Norsk Reklame-Statistikk                                                          Norway                      83.7
         A. C. Nielsen de Panama S.A.                                                          Panama
         A. C. Nielsen Peru S.A.                                                               Peru
         Nedro-Nielsen Estudios de Mercado, Lda.                                               Portugal
         A. C. Nielsen P.R. Inc.                                                               Puerto Rico
         Dun & Bradstreet Norden AB                                                            Sweden
                  A. C. Nielsen Company A.B.                                                   Sweden
                  Dun & Bradstreet Soliditet AB                                                Sweden
                  Dun & Bradstreet Finland OY                                                  Finland
         A. C. Nielsen Singapore Pte. Ltd.                                                     Singapore
         Dun & Bradstreet Holdings Spain B.V.                                                  The Netherlands
                  Dun & Bradstreet S.A.                                                        Spain
                           A. C. Nielsen Company S.A.                                          Spain
                                    Infoadex S.A.                                              Spain                       50.0
                           Panel Internacional S.A.                                            Spain
         A. C. Nielsen Management Services S.A.                                                Switzerland
         A. C. Nielsen S.A.                                                                    Switzerland
         IHA Institut for Marktanalysen                                                        Switzerland                 50.0
         ACN/PIB Partners                                                                      Connecticut                 50.01
         Addex, Inc.                                                                           Delaware
                  Nieuw Willemstad Holdings, Inc.                                              Delaware
         NCH Promotional Services, Inc.                                                        Delaware
         Nielsen Holdings, Inc.                                                                Delaware
         Nielsen Leasing Corporation                                                           Delaware
         Panel Internationel S.A.                                                              Delaware

AMERICAN CREDIT INDEMNITY COMPANY                                                              New York                    95.0

D&B CORPORATION JAPAN K.K.                                                                     Japan

D&B ENTERPRISES, INC.                                                                          Delaware
         Information Associates, L.P.                                                          Delaware                    50.0


                                      B-2



D&B (R.I.C.) LTD.                                                                              Delaware
         Dun & Bradstreet India Private Limited                                                India
                  Dun & Bradstreet Marketing Research Private Limited                          India                       70.0
         Dun & Bradstreet-Satyam Software Private Limited                                      India                       76.0
         Dun & Bradstreet East-Vent Ltd.                                                       Delaware                    80.0
                  Dun & Bradstreet C.I.S.                                                      Russia

D&B TRANSPORTATION SERVICES COMPANY, INC.                                                      Delaware

DBHC, INC.                                                                                     Delaware
         Dun & Bradstreet HealthCare Information Inc.                                          Illinois

DUN & BRADSTREET COMPUTER LEASING, INC.                                                        Delaware
         Fillupar Leasing Partnership                                                          Delaware                    98.0

DUN & BRADSTREET DIVESTITURE, INC.                                                             Delaware

DUN & BRADSTREET HOLDINGS, INC.                                                                Delaware
         Dun & Bradstreet Pension Services, Inc.                                               Delaware
                  NA Insurance Services, Inc.                                                  California
         Erisco, Inc.                                                                          New York

DUN & BRADSTREET, INC.                                                                         Delaware
         D&B Investors L.P.                                                                    Delaware                    99.0
         Dun & Bradstreet Life Insurance Company                                               Arizona
         Dun & Bradstreet Program Management Services, Inc.                                    Delaware
         Dun & Bradstreet RMS Franchise Corporation                                            Delaware
         Duns Holding, Inc.                                                                    Delaware
                  D&B Acquisition Corp.                                                        Delaware
                  Duns Licensing Associates, L.P.                                              Delaware                    82.5
                           Corinthian Leasing Corporation                                      Delaware
         Mergex, Inc.                                                                          Delaware

DUN & BRADSTREET INTERNATIONAL, LTD.                                                           Delaware
         Dun & Bradstreet S.A.                                                                 Argentina
         Arrebnac Pty. Ltd.                                                                    Australia
                  Dun & Bradstreet Pension Plan Pty. Ltd.                                      Australia
                           A. C. Nielsen (Holdings) Pty. Limited                               Australia
                                    A. C. Nielsen Australia Pty. Limited                       Australia
                                    AGB McNair Holdings Pty. Limited                           Australia
                                            AGB Research Holdings Pty. Limited                 Australia
                                                     Tart Research Pty. Limited                Australia
                                                     AGB McNair Pty. Limited                   Australia
                                                              McNair Anderson                  Australia
                                                                             Associates Pty. Limited
                                    Marketing Insights Pty. Ltd.                               Australia

                                      B-3



DUN & BRADSTREET INTERNATIONAL, LTD.  (Continued)
         Arrebnac Pty. Ltd.  (Continued)
                  Dun & Bradstreet Pension Plan Pty. Ltd.  (Continued)
                           College Mercantile Pty. Ltd.                                          Australia
                                    Dun & Bradstreet (Australia) Pty. Limited                    Australia
                           Dun & Bradstreet (Nominees) Pty. Ltd.                                 Australia
                           Dun & Bradstreet Unit Trust                                           Australia
                                    Dun & Bradstreet Software Services Australia Pty Limited     Australia
                           Moody's Investors Service Pty. Limited                                Australia
                           Nandette Pty. Limited                                                 Australia
                                    Australian Independent Media Data Pty. Limited               Australia                   50.0
                  IMS Australia Pty. Ltd.                                                        Australia
                           Amfac Pty. Limited                                                    Australia
                           Chemdata Pty. Limited                                                 Australia
                                      Data Design Hisoft Pty. Limited                            Australia
                                      Medrecord Australia Pty. Limited                           Australia
                           Permail Pty. Limited                                                  Australia
         N.V. Dun & Bradstreet-Eurinform S.A.                                                    Belgium
         Dun & Bradstreet do Brasil Ltda.                                                        Brazil
                  Companhia Brasileira de Pesquisa e Analise                                     Brazil                      50.0
         Dun & Bradstreet Ltda.                                                                  Chile
         Dun & Bradstreet International Consultant (Shanghai) Co. Ltd.                           China
         Dun & Bradstreet Holdings-France, Inc.                                                  Delaware
                  Kosmos Business Information Limited                                            England
         D & B Group, Ltd.                                                                       Delaware
                  A. C. Nielsen (Holdings) Limited                                               England
                           A. C. Nielsen Company Limited                                         England
                                    Dataquest Europe Limited                                     England
                                            Dun & Bradstreet Finance Ltd.                        England
                                    Dun & Bradstreet Software Services Limited                   England
                                             Dun & Bradstreet Software Services (England ) Ltd   England
                           Dun & Bradstreet Software Services Medium Systems Limited             England
                  Advance-Peterholm Group Ltd.                                                   England
                           D & B Telephone Company Ltd.                                          England
                           D&B PCNet Ltd.                                                        England
                  D&B Europe Limited                                                             England
                           Dun & Bradstreet Limited                                              England
                                    Dun & Bradstreet Limited                                     Ireland
                  Dun & Bradstreet (U.K.) Ltd.                                                   England
                           Dun & Bradstreet (U.K.) Pension Plan Trustee Company Ltd.             England
                  DunsGate Limited                                                               England
                  IMS Holdings (U.K.) Limited                                                    England
                           Intercontinental Medical Statistics Ltd.                              England
                                    Imsworld Publications Ltd.                                   England
                           IMS Nominees Limited                                                  England
                           IMS Sold Out Limited                                                  England
                           Medical Direct Mail Organisation Ltd.                                 England
                           PMS International Limited                                             England

                                      B-4



DUN & BRADSTREET INTERNATIONAL, LTD.  (Continued)
         D & B Group, Ltd (Continued)
                  IMS Holdings (U.K.) Limited (Continued)
                           Pharma Strategy Group Limited                                          England
                  Moody's Investors Service Limited                                               England
                  ST Europe Ltd.                                                                  England
         Dun & Bradstreet Credit Control, Ltd.                                                    Delaware
                  Dun & Bradstreet (HK) Limited                                                   Hong Kong
         Dun & Bradstreet Portfolios-Holland, Inc.                                                Delaware
                  Dun & Bradstreet Finance B.V.                                                   The Netherlands
         Dun & Bradstreet (Israel) Ltd.                                                           Israel
         Dunbrad, Inc.                                                                            Delaware
                  Dun & Bradstreet Credit Reporting (Israel)                                      Israel
         Wiri Beleggingen B.V.                                                                    The Netherlands
                  Dun & Bradstreet Kosmos S.p.A.                                                  Italy
                           Argus Situazioni Aziendali S.r.l.                                      Italy
                           Consorzio Manifatturieri S.r.l.                                        Italy
                           Orefro Data S.r.l.                                                     Italy
                           Orefro L'Informazione S.p.A.                                           Italy
                           Ore. Tel S.r.l.                                                        Italy
         D&B Information Services Japan K.K.                                                      Japan
         D&B Information Services (M) Sdn. Bhd.                                                   Malaysia
         Dun & Bradstreet S.A. de C.V.                                                            Mexico
         Dun & Bradstreet Nederland Holding B.V.                                                  The Netherlands
                  South African L.P. (No official name)                                           South Africa                50.0
                  Nielsen Marketing Research spol, s.r.o.                                         Czech Republic
                  Dun & Bradstreet Danmark Holding A/S                                            Denmark
                           AIM Nielsen A/S                                                        Denmark
                                    AIM Farmstat ApS                                              Denmark                     66.67
                           D & B International A/S                                                Denmark
                  Informations Medicales Et Statistiques SA                                       France
                  Perfect Data International N.V.                                                 The Netherlands Antilles
                           Perfect Data Services Nederland B.V.                                   The Netherlands
                  A. C. Nielsen (Nederland) B.V.                                                  The Netherlands
                           Centrum voor Marketing Analyses B.V.                                   The Netherlands             70.0
                  Dun & Bradstreet (C & EE) Holding B.V.                                          The Netherlands             70.0
                           Dun & Bradstreet spol s r.o.                                           Czech Republic
                           Dun & Bradstreet Hungaria Informacio Szolgaltato Korlatolt             Hungary                     88.73
           Felelosegu Tarsasag (d/b/a Dun & Bradstreet Hungaria Kft.)
                           Dun & Bradstreet Poland sp. z o.o.                                     Poland
                  Dun & Bradstreet Software Services (Nederland) B.V.                             The Netherlands
                           Dun & Bradstreet B.V.                                                  The Netherlands
                  IMS Services Nederland B.V.                                                     The Netherlands
                  Dun & Bradstreet Holding Norway AS                                              Norway
                           Dun & Bradstreet Norge AS                                              Norway
                  ANR Amer Nielsen Research Sp. z.o.o.                                            Poland

                                      B-5



DUN & BRADSTREET INTERNATIONAL, LTD.  (Continued)
         Dun & Bradstreet (New Zealand) Limited                                                    New Zealand
         Dun & Bradstreet S.A.                                                                     Peru
         Dun & Bradstreet Portugal, Lda.                                                           Portugal
         Dun & Bradstreet (Singapore) Pte. Ltd.                                                    Singapore
         Ifico-Buergel A.G.                                                                        Switzerland
         Dun & Bradstreet S.A.                                                                     Uruguay
         Dun & Bradstreet C.A.                                                                     Venezuela
         Dun & Bradstreet Zimbabwe (Private) Limited                                               Zimbabwe


DUN & BRADSTREET INVESTMENTS CANADA INC.                                                           Canada

DUN & BRADSTREET LEASING INC.                                                                      Canada

DUN & BRADSTREET SOFTWARE HOLDINGS, INC.                                                           Delaware
         DBC Holding Corp.                                                                         Delaware
                  Dun & Bradstreet Software Services, Inc.                                         Georgia
                           Dun & Bradstreet Software Services Australia Holdings Pty. Ltd.         Australia
                           DBS-Dun & Bradstreet Software Services do Brasil Ltda.                  Brazil
                           Dun & Bradstreet Software Services (Canada) No. 2 Limited               Canada
                           Dun & Bradstreet Software Services Hong Kong Limited                    Hong Kong
                           D&B Technology Asia K.K.                                                Japan
                           D&BS Services (M) Sdn. Bhd.                                             Malaysia
                           Dun & Bradstreet Software Services New Zealand Limited                  New Zealand
                           Dun & Bradstreet Software Services (S) PTE Ltd.                         Singapore
                           Dun & Bradstreet Software Services International, Inc.                  Georgia

DUN-DONNELLEY PUBLISHING CORPORATION                                                               Delaware

DUNS INVESTING CORPORATION                                                                         Delaware

GARTNER GROUP, INC.                                                                                Delaware                 52.3
         Gartner Group Pacific Pty Limited                                                         Australia
         Gartner Group Scandinavia, A/S                                                            Denmark
         Gartner Group UK Ltd.                                                                     England
         Gartner Group France S.A.R.L.                                                             France
         Gartner Group, GMBH                                                                       Germany
         Gartner Group Italia S.R.L.                                                               Italy
                  Nomos Ricerca S.r.l.                                                             Italy
                  Nomos Ricerca Services                                                           Italy
                  Nomos Ricerca Telecomunicazioni                                                  Italy
         Gartner Group Japan KK                                                                    Japan
         Gartner Group Nederland BV                                                                The Netherlands
         Gartner Group Norge, A/S                                                                  Norway
         Gartner Group Sverige, AB                                                                 Sweden

                                      B-6



GARTNER GROUP, INC.  (Continued)
         Decision Drivers, Inc.                                                                    Delaware                   85.0
         Gartner Group Asia, Inc.                                                                  Delaware
         Gartner Group Credit Corporation                                                          Delaware
         Gartner Group Europe, Inc.                                                                Delaware
         Gartner Group Investment Corporation                                                      Delaware
                  RCI, LP                                                                          Massachusetts              58.0
         Gartner Group Sales, Inc.                                                                 Delaware
         GG Hong Kong, Inc.                                                                        Delaware
         GG Investment Management, Inc.                                                            Delaware
                  Gartner Enterprises, Ltd.                                                        Delaware
                  G.G. West Corporation                                                            Delaware
         New Science Associates Inc.                                                               Delaware
                  New Science Associates, Ltd.                                                     England
         RCI Management Corporation                                                                Delaware
         Real Decisions, Inc.                                                                      Connecticut
         Dataquest Incorporated                                                                    California
                  Dataquest Europe S.A.                                                            France
                  DATAQUEST Japan Limited                                                          Japan
                  Dataquest Asia Pacific Limited                                                   Hong Kong
                           DQ Research Pte. Ltd                                                    Singapore
                           Dataquest Taiwan Limited                                                Taiwan
                           Dataquest Research (Thailand) Limited                                   Thailand
         Gartner Group FSC, Inc.                                                                   Virgin Islands

I.M.S. INTERNATIONAL, INC.                                                                         Delaware
         Dun & Bradstreet Marketing Pty. Ltd.                                                      Australia
         Dun & Bradstreet (Australia) Holdings Pty.                                                Australia
                  Dun & Bradstreet (Australia) Group Pty. Ltd.                                     Australia
         IMS of Canada, Ltd.                                                                       Canada
         IMS Pacific Limited                                                                       Hong Kong
                  IMS HK Investments Ltd.                                                          Hong Kong
         IMS (NZ) Limited                                                                          New Zealand
                  IMS Investments (NZ) Limited                                                     New Zealand
         I.M.S. Portugal-Consultores Internacionais de Marketung Farmaceutico, Lda.                Portugal
         IMS International (South Africa) (Pty.) Ltd.                                              South Africa
         IMS Pharminform Holding AG                                                                Switzerland
                  Pharmadat Marktforschungs-Gesellschaft m.b.H.                                    Austria
                           Pharmacall Statistik Ges. m.b.H.                                        Austria
                  Informations Medicales Et Statistiques S.A.                                      Belgium
                  IMS Servicos Ltda.                                                               Brazil
                  Intercomunicaciones Y Servicio de Datos S.A. [k/a Interdata S.A.]                Colombia
                  IMS Medinform A.S.                                                               Czech Republic
                  Interdata Dominicana, S.A.                                                       Dominican Republic
                  Datandina Ecuador S.A.                                                           Ecuador

                                      B-7



I.M.S. INTERNATIONAL, INC.  (Continued)
         IMS Pharminform Holding AG  (Continued)
                  IMS Egypt Limited                                                                  Egypt
                  Institute for Medical Statistics Oy                                                Finland
                  Asserta Centroamerica Medicion de Mercados, S.A.                                   Guatemala
                  SRG Holdings Limited                                                               Hong Kong
                           SRG Management Services Limited                                           Hong Kong
                                    Research Consulting Services Ltd.                                Hong Kong
                                    SRG China Ltd.                                                   Hong Kong
                                            Shanghai SRG Ltd.                                        China                   80.0
                                    SRG International (HK) Ltd.                                      Hong Kong
                                    SRG Research Services (HK) Ltd.                                  Hong Kong
                                    Survey Research HongKong Ltd.                                    Hong Kong
                                    Survey Research Asia Pacific Ltd.                                Hong Kong
                                            Survey Research Taiwan Ltd.                              Taiwan
                                    Survey Research Group Ltd.                                       Hong Kong
                                            SRG Guangzhou Ltd.                                       China                   92.0
                                    Survey Research Group Pte. Ltd.                                  Singapore
                                            SRG Research Canada Ltd.                                 Canada
                                                     D.J. Calhoun Marketing &                        Canada                  86.0
                                                                     Development Ltd.
                                                            Recherches en Marketing (Quebec) Inc.    Canada
                                            ASI Market Research Inc.                                 Japan
                                            Hankook Research Company                                 Korea                   50.0
                                            Survey Research Malaysia Sdn Bhd                         Malaysia
                                                     Target Marketing Promotions Sdn Bhd             Malaysia
                                            Consumer Pulse Inc.                                      Philippines
                                            Dealer Pulse Inc.                                        Philippines
                                            Media Pulse Inc.                                         Philippines
                                                     Philippine Monitoring Services Inc.             Philippines
                                            Research Philippines Unisearch Inc.                      Philippines
                                            Survey Research Singapore Pte. Ltd.                      Singapore
                                            Deemar Company Ltd.                                      Thailand
                                            SRG International Ltd.                                   New York
                  IMS Medinform Hungaria Market Research Services Ltd.                               Hungary
                  Interdata S.A. de C.V.                                                             Mexico
                  Informations Medicales & Statistiques S.A.R.L.                                     Morocco
                  I.M.S. (Nederland) B.V.                                                            The Netherlands
                           IMS Denmark ApS                                                           Denmark
                  I.M.S. Finance Nederland B.V.                                                      The Netherlands
                  Institute for Medical Statistics Norge A/S                                         Norway
                  Pharma Data Paraguaya S.R.L.                                                       Paraguay
                  Datandina S.A.                                                                     Peru
                  IMS Philippines, Inc.                                                              Philippines
                  Intercontinental Marketing Services Iberica, S.A.                                  Spain
                  Mercados Y Analisis, S.A. [k/a M.A.S.A.]                                           Spain
                  IMS Sweden AB                                                                      Sweden

                                      B-8



I.M.S. INTERNATIONAL, INC.  (Continued)
         IMS Pharminform Holding AG  (Continued)
                  D&B Novinform AG                                                                   Switzerland
                           ICM Institut fur Credit Management AG                                     Switzerland
                  Data Coordination AG                                                               Switzerland
                           PMA Sociedad Anonima                                                      Argentina
                  IMS AG                                                                             Switzerland
                  IMS Information Medical Statistics AG                                              Switzerland
                           IMS Poland Limited Sp. z.o.o.                                             Poland
                  RCI Research Consultants AG                                                        Switzerland
                           Marketing Y Datos Limitada  (k/a Markdata Ltda.)                          Chile
                  Interstatistik AG                                                                  Switzerland
                           I M S Ges.m.b.H.                                                          Austria
                           Datec Industria e Comercio, Distribuidora Grafica                         Brazil
                                                                           e Mala Direta Ltda.
                  IMS Tunisia                                                                        Tunisia
                  IMS Tibbi Istatistik Ticaret ve Musavirlik Ltd Sirketi                             Turkey
                  Pharma Data Uruguaya S.A.                                                          Uruguay
                  PMV De Venezuela, C.A.                                                             Venezuela
         I.M.S. Financial, Inc.                                                                      Delaware
                  Dun & Bradstreet Germany Holding GmbH                                              Germany
                           ACN Marketing Research Holding GmbH                                       Germany
                                    A. C. Nielsen GmbH                                               Germany
                                            A. C. Nielsen Werbeforschung S&P GmbH                    Germany
                                    "P&S" Handelsberatung GmbH                                       Germany
                           Dun & Bradstreet Schimmelpfeng GmbH                                       Germany
                                    D&B Unterstutzungskasse GmbH                                     Germany
                                    Dun & Bradsteet Information Solutions GmbH                       Germany
                                    IMS Holding Deutschland GmbH                                     Germany
                                            IFNS Marktforschung GmbH                                 Germany
                                            IMS GmbH Institut fur Medizinische Statistik             Germany
                                                     IMS Data GmbH                                   Germany
                                                     I.M.S. Hellas Ltd.                              Greece
                                                     GPI Krankenhausforschung Gesellschaft           Germany                60.0
                                                             Fur Pharminformations Systems mbH
                                            MedVantage GmbH Integriertes                             Germany                60.0
                                                     Datenmanagement im Health Care-Markt
                                    Midoc Medizinische Informations-und Dokumentations-              Germany
                                                                                  Gesellschaft m.b.H.
                  Data Coordination (Israel) Ltd.                                                    Israel
                  IMS Japan Ltd. KK                                                                  Japan
                           Japan T.K.                                                                Japan
                  Nippon Computer Services, Inc.                                                     Japan
                  IMS Asia (1989) Pte. Ltd.                                                          Singapore
         Clark-O'Neill, Inc.                                                                         New Jersey
         IMS America, Ltd.                                                                           New Jersey
                  Coordinated Management Systems, Inc.                                               Delaware
                  Emron, Inc.                                                                        New Jersey

                                      B-9



I.M.S. INTERNATIONAL, LTD.  (Continued)
         IMS Software Services, Ltd.                                                                 Delaware
         Intercontinental Medical Statistics International, Ltd.                                     Delaware
         Intercontinental Medical Statistics International, Ltd.                                     New York
         PJH Technology Solutions, Ltd.                                                              Delaware
                  Decision Surveys International (Pty.) Ltd.                                         South Africa
                           IMSA (Pty.) Ltd.                                                          South Africa
                           IPRA (Pty.) Ltd.                                                          South Africa
                           PMSA (Pty.) Ltd.                                                          South Africa

MOODY'S INVESTORS SERVICE, INC.                                                                      Delaware
         Moody's Canada Inc.                                                                         Canada
         Moody's Deutschland GmbH                                                                    Germany
         Moody's Asia Pacific Limited                                                                Hong Kong
         Moody's Japan Kabushiki Kaisha                                                              Japan
         Moody's Singapore Pte Ltd.                                                                  Singapore
         Moody's Investors Service Espana, S.A.                                                      Spain
         Financial Proformas, Inc.                                                                   Delaware
         Moody's Emerging Markets Service, Inc.                                                      Delaware
         Moody's Overseas Holdings, Inc.                                                             Delaware
                  Moody's Interbank Credit Service Limited                                           Cyprus

OAK INVESTMENTS LTD.                                                                                 Bermuda

PILOT SOFTWARE, INC.                                                                                 Delaware
         PES (Amsterdam) Holding en Finance B.V.                                                     The Netherlands
                  Pilot Software Pty. Ltd.                                                           Australia
                  Pilot Software Ltd.                                                                England
                           Thorn EMI Computer Software Ltd.                                          England
                  Pilot Software S.A.R.L.                                                            France
                  Pilot Software GmbH                                                                Germany
                  Pilot Software S.R.L.                                                              Italy
                  Pilot Software B.V.                                                                The Netherlands
                  Pilot Software Pte. Ltd.                                                           Singapore
                  Pilot Software AB                                                                  Sweden

SALES TECHNOLOGIES, INC.                                                                             Georgia

THE REUBEN H. DONNELLEY CORPORATION                                                                  Delaware
         RHD Systems, Inc.                                                                           Delaware
         Am-Don Partnership [d/b/a DonTech]                                                          Illinois               50.0
         The CenDon Partnership                                                                      Illinois               50.0
         C-Don Partnership                                                                           Pennsylvania           50.0
         Uni-Don Partnership                                                                         Florida

                                      B-10